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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                         ------------------------------------

                                      FORM 8-K

                                   CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of the

                            Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): June 21, 1999 (June 21, 1999)

                                KEY ENERGY SERVICES, INC.

               (Exact name of registrant as specified in its charter)

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
           MARYLAND                        1-8038                               04-2648081
   (STATE OF INCORPORATION)        (COMMISSION FILE NUMBER)        (IRS EMPLOYER IDENTIFICATION NO.)
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                             TWO TOWER CENTER, 20TH FLOOR
                            EAST BRUNSWICK, NEW JERSEY 08816
                       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                    908/247-4822
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                  (NOT APPLICABLE)
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.           OTHER EVENTS

         The sole purpose of this Form 8-K is to file the exhibits identified in
Item 7(c) and qualify the trustee under the Trust Indenture Act of 1939, as amended, in connection with the issuance of the registrant's 14% Senior Subordinated Notes Due 2009, Series B in exchange for all outstanding 14% Senior Subordinated Notes Due 2009 issued in a private placement in January 1999.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                           None.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                           None.

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         (c)      EXHIBITS.
                  25.1   -   Statement of Eligibility of Trustee, The Bank of New York, on Form T-1
                  99.1   -   Form of Letter of Transmittal
                  99.2   -   Form of Notice of Guaranteed Delivery
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 21, 1999        KEY ENERGY SERVICES, INC.



                            By: /s/ Francis D. John
                               -------------------------------------------------
                                 Francis D. John,
                                 Chairman, President and Chief Executive Officer


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                                   EXHIBIT INDEX

Exhibit No.                     Exhibit
25.1          Statement of Eligibility of Trustee, The Bank of New York, on Form T-1
99.1          Form of Letter of Transmittal
99.2          Form of Notice of Guaranteed Delivery
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